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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


                          April 1, 1997
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        Date of Report (Date of earliest event reported)



             HEARTLAND WIRELESS COMMUNICATIONS, INC.
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     (Exact name of registrant as specified in its charter)



     Delaware                    0-23694              73-1435149
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(State or Other Jurisdiction   (Commission        (IRS Employer
    of Incorporation)          File Number)       Identification No.)

    200 Chisholm Place, Suite 200
          Plano, Texas                                    75075
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(Address of Principal Executive Offices)                (Zip Code)


                         (972) 423-9494
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      (Registrant's Telephone Number, Including Area Code)



                               N/A
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  (Former Name or Former Address, if Changed Since Last Report)






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ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     As required by General Instruction B to Form 8-K, Heartland Wireless Communications, Inc., a Delaware corporation (the "Registrant") is filing as Exhibit 17.1 to this Current Report on Form 8-K, that certain resignation letter from John A. Fanning dated April 1, 1997 (the "Fanning Letter") which letter is specifically incorporated herein by reference. As indicated in the Fanning Letter, Mr. Fanning resigned as a member of the Board of Directors of the Registrant due to his "strong disagreement with the actions of the Board on March 29, 1997, which are noted in Form 10-K under "Recent Events, item 18." The section of the Registrant's Annual Report on Form 10-K referenced by Mr. Fanning has been attached as Exhibit 99.1 hereto.

     The Board of Directors of the Registrant carefully considered the actions taken on March 29, 1997 referenced in the Fanning
Letter. The Board of Directors of the Registrant believes that such actions were and continue to be in the best interests of the Registrant and its securityholders.


ITEM 7.        FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
Information and Exhibits

     (c)  Exhibits
          --------

          Exhibit No.         Document Description
          -----------         --------------------

          17.1                Letter of Resignation of John A.
                              Fanning, dated April 1, 1997

          99.1                Section of Registrant's Annual
                              Report on Form 10-K captioned "Item
                              1. Business - Recent Events."

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                           Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HEARTLAND WIRELESS
                              COMMUNICATIONS, INC.



Date:  April 3, 1997          By:  /s/ J. Curtis Henderson
                                   ------------------------------
                                   J. Curtis Henderson
                                   Vice President, General Counsel
                                   and Secretary



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                          EXHIBIT INDEX


EXHIBIT NO.         DOCUMENT DESCRIPTION
-----------         --------------------

   17.1 Letter of Resignation of John A. Fanning, dated April 1, 1997

   99.1             Section of Registrant's Annual Report on Form
                    10-K captioned "Item 1. Business - Recent
                    Events."